UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 _______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

__________________________________

Date of Report (Date of earliest event reported): July 10, 2017

NEUROMETRIX, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Winter Avenue, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 890-9989

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 10, 2017, NeuroMetrix, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a single institutional investor (the “Investor”) providing for the issuance of (i) 7,000 shares of Series F convertible preferred stock (the “Series F Preferred Stock”) at a price of $1,000 per share (the “Offering”). The Company expects to receive gross proceeds from the Offering of $7.0 million, in an initial tranche of $3.5 million and a second tranche of $3.5 million. The first tranche of the Offering, which will include the issuance of 3,500 shares of Series F Preferred Stock, is expected to close on or about July 13, 2017, subject to satisfaction of customary closing conditions set forth in the Purchase Agreement (the “First Tranche Issuance”). The second tranche of the Offering, which will also include the issuance of 3,500 shares of Series F Preferred Stock, will occur within five trading days of registration by the Company of the Common Stock underlying the Series F Preferred Stock for resale with the Securities and Exchange Commission (the "Commission"), and is also subject to the requirement to obtain shareholder approval. The Series F convertible preferred stock will be convertible at any time into an aggregate of approximately 2,661,597 shares of common stock at a conversion price of $2.63, subject to certain ownership limitations. The Series F convertible preferred stock is only entitled to dividends in the event dividends are paid on the Company's common stock and will not have any preferences over the Company's common stock, including liquidation rights. The Company will issue no new warrants in connection with the Offering. At the shareholder meeting, shareholders will also be asked to approve amendments to 14,053 shares of Series D convertible preferred stock and 7,000 shares of Series E convertible preferred stock held by the Investor, which are convertible into an aggregate of 3,759,451 shares of common stock, to provide that the conversion price of such preferred shares will be reset to $2.63 per share retroactively as of July 10, 2017.

The Purchase Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

Also on July 10, 2017, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with the Investor. In the Exchange Agreement, the Company has agreed to issue an aggregate of 3,621 shares of Series F convertible preferred stock at a conversion price of $2.63 per share in exchange for warrants to purchase 4,184,483 shares of its common stock currently held by the Investor, which will be forfeited and retired. These warrants have been determined by an independent valuation firm to have an aggregate fair value of $3,622,220. Following this exchange, the Company will have 660,702 outstanding warrants to purchase its common stock at a weighted average exercise price of $32.13 per share.

The shares of Series F Preferred Stock described above have not been registered under the Securities Act of 1933, as amended.

The Company has also entered into a Registration Rights Agreement with the investor pursuant to which the Company is obligated to file a registration statement to register the resale of the shares of Common Stock issuable upon conversion of the Series F Preferred Stock within thirty calendar days.

In connection with the Company’s entry into the Purchase Agreement and the Registration Rights Agreement, the Company will also enter into Amendment No. 9 to the Company’s Shareholder Rights Agreement (“Amendment No. 9”) with American Stock Transfer & Trust Company, LLC, dated as of March 7, 2007, as amended (the “Shareholder Rights Agreement”), in order to exempt the issuances of securities that will be issued to the purchaser under the Purchase Agreement from the operation of the Shareholder Rights Agreement.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, the Series F Preferred Stock (and the Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock referred to in Item 3.03 below), Amendment No. 9 and the Exchange Agreement are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 10.1, 10.2, 3.1, 4.1, and 10.3, respectively, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The shares of Series F Preferred Stock described above have not been registered under the Securities Act of 1933, as amended. The issuance and sale of the Series F Preferred Stock by the Company under the Purchase Agreement and Exchange Agreement is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 3.03 Material Modifications of Rights of Securities Holders.

The Company filed the Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware, establishing and designating the Series F

Preferred Stock. Each share of Series F Preferred Stock has a stated value of $1,000. Each share of Series F Preferred Stock is convertible, at any time at the option of the holder thereof, into a number of shares of Common Stock determined by dividing the stated value by the initial conversion price of $2.63 per share, subject to a 9.99% blocker provision. The Series F Preferred Stock has no dividend rights or preferences over Common Stock and has no voting rights except as required by law. A copy of the Certificate of Designation is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Certificate of Designation is qualified in its entirety by reference to Exhibit 3.1 attached hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On July 11, 2017, the Company filed the Certificate of Designation, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference. The Certificate of Designation establishes and designates the Series F Preferred Stock and the rights, preferences, privileges and limitations thereof.

Item 8.01 Other Events.

On July 10, 2017, the Company issued a press release announcing the Offering. The Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Safe Harbor Statement

Statements in this report that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to, the Company’s issuance of securities, the amount of proceeds from the Offering and the closing of the Offering. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results expressed or implied by such forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Preferences, Rights and Limitations of Series F Convertible Preferred Stock, as filed with the Secretary of State of Delaware on July 11, 2017.

4.2	Amendment No. 9 to Shareholder Rights Agreement.

10.1	Form of Securities Purchase Agreement dated as of July 10, 2017, by and among NeuroMetrix, Inc. and the purchasers named therein.

10.2	Form of Registration Rights Agreement dated as of July 10, 2017, by and among NeuroMetrix, Inc. and the purchasers named therein.

10.3	Form of Exchange Agreement dated as of July 10, 2017, by and between NeuroMetrix, Inc. and the investor named therein.

99.1	Press Release, dated July 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

NEUROMETRIX, INC.

Date: July 11, 2017	/s/	THOMAS T. HIGGINS
Thomas T. Higgins
Senior Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Preferences, Rights and Limitations of Series F Convertible Preferred Stock, as filed with the Secretary of State of Delaware on July 11, 2017.

4.2	Amendment No. 9 to Shareholder Rights Agreement.

10.1	Form of Securities Purchase Agreement dated as of July 10, 2017, by and among NeuroMetrix, Inc. and the purchasers named therein.

10.2	Form of Registration Rights Agreement dated as of July 10, 2017, by and among NeuroMetrix, Inc. and the purchasers named therein.

10.3	Form of Exchange Agreement dated as of July 10, 2017, by and between NeuroMetrix, Inc. and the investor named therein.

99.1	Press Release, dated July 10, 2017.